================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 23, 2004

                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------


                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



    DELAWARE                    000-30229                     04-3387074
  -----------                   ---------                     ----------
(State or Other            (Commission File Number)           (IRS Employer
 Jurisdiction                                                Identification No.)
of Incorporation)


                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

================================================================================

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On August 23, 2004 at 8:00 a.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its financial results for the quarter ended June 30, 2004. A copy of the script for this conference call is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

        The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

        99.1 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on August 23, 2004 to discuss its financial results for the quarter ended June 30, 2004.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 23, 2004                   SONUS NETWORKS, INC.
                                        By:
                                           /s/ Albert A. Notini
                                           ------------------------------------
                                           Albert A. Notini
                                           President and Chief Operating Officer

                                  Exhibit Index

99.1 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on August 23, 2004 to discuss its financial results for the quarter ended June 30, 2004.